UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1 to Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 25, 2006

CATALYTICA ENERGY SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-31953	77-0410420
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 West Warner Road, Suite 132, Tempe, AZ	85284
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:      (480) 556-5555

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

                This Current Report on Form 8-K/A is filed as an amendment (Amendment No. 1) to the Current Report on Form 8-K filed by Catalytica Energy Systems, Inc. (the “Registrant”) on October 31, 2006 to provide pro forma financial information pursuant to Item 9.01 (b) of Form 8-K.

Item 9.01               Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The following unaudited pro forma financial information is filed hereto as Exhibit 99.2, Pro Forma Financial Information.

Pro Forma Balance Sheet (Unaudited) as of September 30, 2006

Notes to Pro Forma Balance Sheet (Unaudited)

Pro Forma Statements of Operations (Unaudited) for Nine Months Ended September 30, 2006 and Twelve Months Ended
December 31, 2005

Notes to Pro Forma Statements of Operations (Unaudited)

                                                            (d) Exhibits

Exhibit Number	Document
99.2*	Pro Forma Financial Information

*Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATALYTICA ENERGY SYSTEMS, INC.

By:	/s/ Robert W. Zack
Robert W. Zack, President, Chief Executive
Officer and Chief Financial Officer

Date:  November 14, 2006

EXHIBIT INDEX

Exhibit Number	Document
99.2*	Pro Forma Financial Information

*Filed herewith